Exhibit 99.(2)(d)

                COMMON SHARES                                Shares
                OF BENEFICIAL INTEREST

Number          PAR VALUE $.001

BHD             ORGANIZED UNDER THE LAWS OF THE STATE OF
                DELAWARE

                The Shares represented by this               THIS CERTIFICATE
                certificate may not be owned or              IS TRANSFERABLE IN
                transferred, directly or indirectly, by      BOSTON OR IN
                or to (I) the United States, or any state    NEW YORK CITY
                o subdivision thereof, any foreign
                government, any international
                organization, or any agency or
                instrumentality of any of the foregoing,     CUSIP 09249G 10 6
                (II) any organization (other than a          SEE REVERSE FOR
                farmer's cooperative described in ss. 521    CERTAIN DEFINITIONS
                of the Internal Revenue Code of 1988, as amended (the "Code")) that is exempt from the tax imposed by 28 U.S.C. ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. ss. 511; or (III) any rural electric or telephone cooperative described in ss. 1381(A)(2)(C) of the Code.


                         BlackRock Strategic Bond Trust


        THIS CERTIFIES THAT




        IS THE OWNER OF


            FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


        BlackRock Strategic High Yield Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            Witness the facsimile signatures of the duly authorized officers of the Trust.

        DATED:

        COUNTERSIGNED AND REGISTERED:
          EQUISERVE TRUST COMPANY N.A.
                        (BOSTON)
BY            TRANSFER AGENT AND REGISTRAR

                           /s/ Anne F. Ackerley      /s/ Ralph L. Schlosstein
                           --------------------      ------------------------
  AUTHORIZED SIGNATURE     SECRETARY                 PRESIDENT

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT--.....Custodian......
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                        Act.................
          tenants in common                                        (State)


     Additional abbreviations may also be used though not in the above list.



For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

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        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

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-------------------------------------------------------------- Common Shares of
Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

-------------------------------------------------------------- Attorney to
transfer the said shares on the books of the within- named Trust, with full power of substitution in the premises.

Dated
      --------------------


                           X
                            ----------------------------------------------------

                           X
                            ----------------------------------------------------
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
  ------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

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